(R)
   The First Australia
   Prime Income
   Fund, Inc.
------------------------------------------------------------
-------
   Annual Report
   October 31, 1998

                    Highlights

   - 12.8% cash distribution rate for the year.
   - NAV return of 10.0% per annum since
     inception, assuming reinvestment of
     distributions.
   - The Fund's 1:3 rights offering 11%
     oversubscribed.
   - Proceeds of rights issue being invested in high yielding Asian bonds.

                             LETTER TO SHAREHOLDERS

December 16, 1998
Dear Shareholder,

   We are pleased to present the Annual Report which covers the activities of
The First Australia Prime Income Fund, Inc. for the year ended October 31, 1998.
Included in this report is a review of the Australian, New
Zealand and selected
Asian economies and investment markets, together with an overview of the Fund's investments prepared by the Investment Manager, EquitiLink
International
Management Limited.

Expansion into Asia

   Shareholders attending the Annual Meeting of Shareholders on May 14, 1998 voted to amend the Fund's mandate, allowing it to invest up to 35% of its assets in Asian debt securities and to permit it to invest in certain derivative securities. To implement this new investment flexibility, the Fund raised additional capital through a one-for-three rights offering during the month of
October.

   The rights offering was oversubscribed by 11%, raising a total net amount of
$365 million. The net proceeds have enabled the Fund to increase its net investment income by taking advantage of the relatively high level of interest rates available in Asian markets compared with those rates prevailing in
Australian and New Zealand.

   At the date of this report, approximately 10.0% of the Fund's total assets were invested in Asian bonds.
Investment Markets

   During the October quarter, Australian bond yields initially weakened in line with a falling Australian dollar but then improved as the currency bounced strongly off its lows and signs of slowing growth emerged.

   Speculative trading by hedge funds increased the volatility of the Australian dollar during the October quarter. After reaching an all-time low of 55 cents in late August, it rebounded strongly to end the period 13.6%
higher, closing at 62
cents. Although the currency rallied 2.5% against the U.S.
dollar over the
quarter, it fell 11.4% over the year.

   The Fund commenced investment in the Asian bond markets in October, and by the end of its October 31 fiscal year, had invested 2.4% of the portfolio in
U.S. dollar denominated (Yankee) bonds. Russia's debt problems in August saw all emerging market yields, including those on Asian Yankees, increase. However, later in the quarter, Asian Yankees rallied strongly. The rally started in early
October and during the month yields fell more than 1% in the Fund's preferred markets: South Korea, Thailand and the Philippines. Further gains are anticipated, helped by a more expansionary monetary policy in the United States, which should have a flow-on effect across Asian debt markets.

Investment Performance

   The Fund's total investment return based on Net Asset
Value (NAV) was 7.6%
over the quarter and -8.1% over the year. The Australian dollar continues to be the main influence on the Fund's performance, with its recent strength benefiting the Fund. Since inception the Fund's NAV return has been 10.0% per annum.

   The Fund's share price total investment return was -14.1%
for the three
months and -23.2% for the year. Since inception the share
price return has been
8.1% per annum. The NAV and share price returns both assume
reinvestment of
distributions.
                                       1

Distributions

   Distributions for the year totalled 72 cents per common share. Based upon the share price of $5.63 at October 31, 1998, the cash distribution rate for the year was 12.8%. Since all distributions are paid after deducting Australian and
New Zealand withholding taxes, the effective yield is higher for those U.S.
investors who are able to claim a tax credit. At its meeting held on December
15, 1998, the Board of Directors resolved to continue paying a monthly distribution of 6 cents per share through March 1999 when the Board will again review its policy.

Dividend Reinvestment and Cash Purchase Plan

   We invite you to participate in the Fund's Dividend
Reinvestment and Cash
Purchase Plan ('the Plan') which allows you to automatically reinvest your distributions in shares of the Fund's common stock at favorable commission rates. The Plan also enables you to make additional cash investments in shares of at least $100 per month. Under this arrangement, the Plan Agent will purchase shares for you on the stock exchange or otherwise on the open market on or about the 15th of each month.

   As a Participant in the Plan, you will have the convenience of:

   Automatic reinvestment -- the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

   Lower costs -- shares purchased on your behalf under the Plan will be at reduced brokerage rates;

   Convenience -- the Plan Agent will hold your shares in noncertificated form and will provide a detailed record of your holdings at the end of each distribution period.

   To request a brochure containing information of the Plan, together with an authorization form, please telephone the Plan Agent, State
Street Bank & Trust
Company, toll-free on 1-800-451-6788.

   For information on the Fund, or the Fund's Dividend
Reinvestment and Cash
Purchase Plan, please telephone Investor Relations at Dewe
Rogerson, toll free
on 1-800-323-9995.

Sincerely,
Laurence S. Freedman
Brian M. Sherman
Chairman
President
                                       2

                        REPORT OF THE INVESTMENT MANAGER
Distributions

   During the 12 months to October 31, 1998, the Fund paid a total of 72 cents per common share in distributions, comprising 12 monthly payments of 6 cents per share. The Board's policy is to provide investors with a stable monthly distribution out of current income supplemented by realized capital gains if required. The Board reviews the Fund's monthly distribution rate each quarter.

   Based upon the October 31, 1998 share price of $5.63 and total distributions paid over the past 12 months, the common shares provided a cash distribution rate of 12.8%. All distributions are paid after deducting
Australian and New
Zealand withholding taxes.

Net Asset Value Performance

   The Net Asset Value (NAV) per share of the Fund at
October 31, 1998 was
$7.33. Assuming reinvestment of distributions, the NAV increased by 7.6% over the three months and decreased by 8.1% over the year, principally as a result of the depreciation in the Australian dollar. Since inception, the Fund's NAV has returned 10.0% per annum, assuming reinvestment of distributions. At the date of this report, the NAV was $6.73 per share.

Share Price

   At October 31, 1998 the common share price was $5.63, representing a discount of 23.2% to the NAV. At the date of this report, the common share price has recovered to close at $5.8125, representing a 13.6% discount to the NAV. The
Fund's total investment return, based on common share price and assuming reinvestment of distributions, was -14.1% for the three months and -23.2% for the year. Since inception the share price return has been 8.1% per annum.

Quality of Investments

   The Fund has maintained a high credit quality. As of October 31, 1998, 97% of the Fund's investments were in securities where either the issue or the issuer was rated A or better by Standard & Poor's and Moody's
Investors Service, Inc.
or, if unrated, were judged to be of equivalent quality by the Investment
Manager.

                                          AAA/Aaa
AA/Aa        A        BBB/Baa       BB/Ba
As of October 31, 1998                       %            %
%           %            %
------------------------------------------------------------
-------------------------------------
Total Portfolio                             70.3        24.1
3.2         0.0          2.4
------------------------------------------------------------
-------------------------------------

Country Composition
   The following table shows the composition of the Fund's portfolio by Country
(Region) of Issuer.

                                                Ex-Australia
United
                          Australia          (i.e., NZ and
Asia)            States
      Date                    %                       %
%
------------------------------------------------------------
--------------------------
October 31, 1998             96.7                    2.7
0.6
July 31, 1998                96.0                    3.0
1.0
October 31, 1997             95.0                    3.0
2.0
------------------------------------------------------------
--------------------------

Currency Composition
   The following table shows the currency composition of the Fund's portfolio.

                                                   Ex-
Australia
                          Australian           (i.e., NZ
Dollar and
                            Dollar              Asian
Currencies)            U.S. Dollar
      Date                    %                         %
%
------------------------------------------------------------
----------------------------
October 31, 1998             96.7                       0.3
3.0
July 31, 1998                96.0                       3.0
1.0
October 31, 1997             95.0                       3.0
2.0
------------------------------------------------------------
----------------------------

Maturity Composition

   On October 31, 1998 the average maturity of the Fund's assets, including cash, was 4.8 years, comprising 4.9 years in Australia and
4.3 years in Asia.
This was shortened from 5.7 years a year ago, to protect the portfolio from market volatility earlier in the year. The following table shows the maturity composition of the Fund's investments.

                      Under 1 Year      1 to 5 Years      5
to 10 Years      10 Years & Over
      Date                 %                 %
%                   %
------------------------------------------------------------
--------------------------------
October 31, 1998           19                37
38                  6
July 31, 1998              14                37
40                  9
October 31, 1997            6                43
44                  7
------------------------------------------------------------
--------------------------------

Sectoral Composition
   The following table shows the sectoral composition of the portfolio.

                                         State &
Eurobonds &      Commercial
                      Government       Semi-Govt**
Corporates        Banks***
                           %                %
%               %
------------------------------------------------------------
------------------------
Australia                 24.0             40.4
22.2            10.1
Ex-Australia
(i.e., NZ and
Asia)                      0.0              0.0
2.4             0.3
United States              0.0              0.0
0.0             0.6
                         -----            -----
-----           -----
Total                     24.0             40.4
24.6            11.0
------------------------------------------------------------
------------------------

 * Includes government guaranteed debt.
 ** Includes State Government Guaranteed Banks.
*** Includes cash held by the Fund's custodian and repurchase agreements.

------------------------------------------------------------
--------------------
                           MARKET REVIEW AND OUTLOOK
------------------------------------------------------------
--------------------
AUSTRALIA

Economy
   The Australian economy has weathered the Asian downturn well, with the latest upwardly revised data showing growth of 4.4% over the year to June 1998
(previously 3.9%.) This has been due mainly to the strength of services and other domestically focused parts of the economy, helped by low interest rates, subdued real wage growth, modest employment growth and relatively healthy consumer sentiment.

   Exports have shown particular resilience, with product redirected away from the weakening Asian economies towards the U.S. and Europe.
The lower Australian
dollar has made exporters more price competitive on world markets.

   Inflation remains at 35-year lows, with data released in the past three months showing annual price growth of just 1.6%. The impact of a weaker currency continues to be offset by competitive pressures and discounting from Asian importers.

   We expect modest domestic growth of around 3% for the current calendar year, with further moderation into 1999. We see growth remaining positive, despite any downturn.

Fixed Income

   The environment of slowing growth and low inflation has been positive for bonds, with 10-year yields ending October at 4.97%, down more than 1% over the calendar year to date.

   During the October quarter, yields initially weakened in line with a falling
Australian dollar but then improved as the currency bounced strongly off its lows and signs of slowing growth emerged.

   Based on our expectations of moderating growth and Australia's excellent inflation performance, we support the case for lower cash rates but see no urgency for Australia's central bank to make such a move, given the resilience of domestic activity.

Currency

   Speculative trading by hedge funds increased the volatility of the Australian dollar during the October quarter. After reaching an all-time low of 55 cents in late August, it rebounded strongly to end the period 13.6%
higher, closing at 62
cents. The currency rallied 2.5% against the U.S. dollar over the quarter, although it fell 11.4% over the year.

   Although the currency, in trade-weighted terms, remains
13% below its highs
reached at the start of the year, it has most likely passed its low point. The resilience of domestic growth is a key positive in the near term. Looking further out, improving global growth will lead commodity prices higher. These have traditionally been a significant influence on the Australian dollar due to the nation's concentration of primary exports.

ASIA

Economies
   Most Asian economies are well into the economic adjustments that will eventually lead to recovery from the 1997 financial market crisis. Initially the adjustments involved adoption of very tight monetary policies to provide support for heavily devalued currencies and to encourage the return of foreign investors. The cost of this phase was sharp reductions in economic activity across the region. More recently, the benefits of these initial adjustments are showing through in substantial improvement in international trade earnings and well-contained inflation, particularly in the countries presently of interest to the Fund: South Korea, Thailand, the Philippines, China and
Hong Kong. Slower
growth and falling inflation have started the next adjustment phase of easier monetary policy, making domestic Asian bond markets particularly attractive as interest rates fall.

   During the October quarter the adjustment benefits continued to show through strongly with annual inflation in October well below the 1998 IMF's targets of
8%-9%. South Korea reported inflation of 7.2%, Thailand 5.9% and China reported
1.4% deflation. Substantial international trade surpluses were featured in
China, South Korea, Thailand and the Philippines. The IMF issued very positive quarterly progress on South Korea, Thailand and the Philippines, paving the way for further easing of monetary conditions.

Asian-Domestic Bond and Currency Markets

   Earlier in the year, Asian-domestic bond yields were very high, reflecting high short-term interest rates needed to reverse currency weakness. Towards the end of October, yields started to fall across the region, a trend we expect to see continue as monetary conditions ease. For example, South Korea bond yields improved particularly with the 3-year yield down 3.5% to 8.5% in the last weeks of October.

   A softer U.S. dollar in the October quarter, combined with continuing large trade surpluses in most Asian countries, fostered some recovery in Asian currencies from previously very low levels. The Thai baht and Philippine peso were particularly strong in the quarter, appreciating by 11.1% and 4.0%, respectively against the U.S. dollar. The Korean won started its appreciation the previous quarter and gave back some of its earlier gains, but still finished the quarter up 24% from its February lows. Depreciation pressure on the Chinese and Hong Kong currencies earlier in the quarter were alleviated by improving
Chinese international competitiveness generated indirectly by a firmer Japanese yen. Many Asian currencies are likely to appreciate further. Despite strong rallies, all remain well below their precrisis levels.

US$ Yankee Bond Market

The U.S. dollar denominated (Yankee) bond market is driven primarily by credit considerations. Russia's debt problem in August saw all emerging market yields, including those on Asian Yankees, increase. However, later in the quarter, Asian
Yankees rallied strongly. The rally started in early October and during the month yields fell more than 1% in the Fund's preferred markets: South Korea,
Thailand and the Philippines. Further gains are anticipated, helped substantially by a more expansionary monetary policy in the United States, which should have a flow-on effect across all Asian debt markets.

Summary of Key Market Rates

   The following table summarizes the movements of key interest rates and currencies over the last 3- and 12-month periods.

                     July 31, 1998    October 31, 1998
-------------------------------------------------------
Australia
90 day bank bill           5.15%              4.82%
10 year bonds              5.57%              4.97%
Australian Dollar       $  0.61            $  0.62
New Zealand
90 day bank bill           7.41%              4.62%
10 year bonds              6.14%              5.38%
NZ Dollar               $  0.51            $  0.53
South Korea
90 day bank bill           2.39%              8.00%
3 year bond               12.00%              8.50%
South Korean
  Won*                    W1230              W1319
Thailand
90 day bank bill           2.75%              6.50%
12 month BIBOR             3.75%              7.75%
Thai Baht*                  B41                B37
Philippines
90 day bank bill           6.00%             15.31%
5 year bond               19.28%             18.46%
Philippines Peso            P42                P40
Hong Kong
90 day bank bill           8.75%              7.25%
5 year bond                9.78%              7.37%
Hong Kong Dollar*       HK$7.75            HK$7.75
US$ Yankee Bonds
South Korea                9.82%             10.22%
Thailand                   9.73%              9.90%
Philippines                9.47%             10.54%
* These currencies are quoted Asian currency per U.S.
  dollar. The Australian and New Zealand dollars are
  quoted U.S. dollars per currency.

                                     EquitiLink
International Management Limited
                                       7

----------------------------------------------------------
THE FIRST AUSTRALIA PRIME INCOME
FUND, INC.
Portfolio of Investments
October 31, 1998

---------------------------------------------------------
Principal
  Amount
  Local
 Currency                                      Value
  (000)              Description               (US$)
---------------------------------------------------------
             LONG-TERM INVESTMENTS--115.4%
             AUSTRALIA--112.0%
             Government and Semi-Government--66.8%
             Commonwealth of Australia--33.6%
             Australian Capital
               Territory,
A$  10,000   12.00%, 11/15/01............  $    7,524,823
             Commonwealth Bank of
               Australia,
     5,000   5.50%, 3/15/01..............       3,168,250
     5,000   5.50%, 3/1/02...............       3,179,954
     5,000   6.00%, 8/1/03...............       3,236,061
             Commonwealth of Australia,
    49,900   13.00%, 7/15/00.............      35,427,264
     5,000   13.00%, 12/15/00............       3,652,951
    70,000   8.75%, 1/15/01..............      47,589,456
    48,000   12.00%, 11/15/01............      36,298,293
    10,000   9.75%, 3/15/02..............       7,253,515
    40,000   9.50%, 8/15/03..............      30,129,048
    15,000   9.00%, 9/15/04..............      11,385,192
    20,000   10.00%, 2/15/06.............      16,353,514
    45,000   6.75%, 11/15/06.............      31,507,343
    76,000   10.00%, 10/15/07............      64,523,709
    72,000   8.75%, 8/15/08..............      57,917,234
   112,000   7.50%, 9/15/09..............      84,373,189
    10,000   5.75%, 6/15/11..............       6,634,421
             Northern Territory
               Authority,
    40,000   12.50%, 7/15/01.............      29,862,223
                                           --------------
                                              480,016,440
                                           --------------
             New South Wales--8.2%
             New South Wales Treasury
               Corporation,
    35,000   7.00%, 2/1/00...............      22,450,549
    57,000   12.00%, 12/1/01.............      42,855,649
    25,000   7.00%, 4/1/04...............      16,996,701
    20,000   12.60%, 5/1/06..............      18,113,736
    23,000   8.00%, 3/1/08...............      17,057,160
                                           --------------
                                              117,473,795
                                           --------------
---------------------------------------------------------
Principal
  Amount
  Local
 Currency                                      Value
  (000)              Description               (US$)
---------------------------------------------------------
             Queensland--4.3%
             Queensland Treasury
               Corporation,
A$  10,000   8.00%, 8/14/01..............  $    6,772,969
    20,000   8.00%, 5/14/03..............      14,020,570
    20,000   6.50%, 6/14/05..............      13,421,777
    20,000   6.00%, 7/14/09..............      13,071,929
    20,000   6.00%, 6/14/21..............      13,272,029
                                           --------------
                                               60,559,274
                                           --------------
             South Australia--5.4%
             Electricity Trust of South
               Australia,
     5,000   13.00%, 10/1/05.............       4,467,698
             South Australian Financing
               Authority,
    30,000   12.50%, 10/15/00............      21,417,272
    50,000   10.00%, 1/15/03.............      37,072,690
    20,000   7.50%, 10/15/07.............      14,317,776
                                           --------------
                                               77,275,436
                                           --------------
             Tasmania--4.7%
             Tasmanian Public Finance
               Corporation,
    15,000   8.25%, 11/15/99.............       9,697,556
    13,000   12.50%, 1/15/01.............       9,413,626
    65,000   9.00%, 11/15/04.............      48,318,322
                                           --------------
                                               67,429,504
                                           --------------
             Victoria--6.3%
             Treasury Corporation of
               Victoria,
    36,000   12.50%, 10/15/03............      29,774,855
    50,500   10.25%, 11/15/06............      41,657,626
    25,000   7.50%, 8/15/08..............      18,067,798
                                           --------------
                                               89,500,279
                                           --------------
             Western Australia--4.3%
             Western Australia Treasury
               Corporation,
    40,000   10.00%, 7/15/05.............      31,681,190
    40,000   8.00%, 10/15/07.............      29,593,655
                                           --------------
                                               61,274,845
                                           --------------
             Total long-term Australian
               government and
               semi-government
             (cost US$1,007,768,919).....     953,529,573
                                           --------------

                                          See Notes to
Financial Statements.
                                       8

---------------------------------------------------------
Principal
  Amount
  Local
 Currency                                      Value
  (000)              Description               (US$)
---------------------------------------------------------
             Eurobonds--39.7%
             Banking and Finance--15.5%
             Australia Industrial
               Development Corporation,
A$   5,000   8.75%, 7/20/04..............  $    3,595,892
             Bank Austria AG,
    10,000   10.875%, 11/17/04...........       7,817,209
             Bank of Western Australia
               Limited,
    10,000   7.75%, 6/9/03...............       6,809,662
     8,000   7.25%, 9/29/03..............       5,371,500
             Banque National de Paris,
    14,000   9.00%, 8/13/02..............       9,758,619
             Commerzbank Overseas
               Finance,
     5,000   10.50%, 1/19/00.............       3,312,426
    10,000   10.25%, 4/28/00.............       6,681,037
             Commonwealth Bank of
               Australia,
    10,000   9.00%, 8/15/05..............       7,340,641
             Credit Locale de France,
    20,000   8.75%, 7/23/01..............      13,549,624
     5,000   10.25%, 4/12/05.............       3,873,702
             Export Finance,
    19,000   11.00%, 12/29/04............      15,140,661
             Federal National Mortgage
               Association Global,
    40,000   5.75%, 9/5/00...............      25,385,094
    20,000   6.50%, 7/10/02..............      13,120,861
    27,065   6.375%, 8/15/07.............      17,924,973
             Finnish Eksport Credit,
     2,925   9.25%, 12/30/99.............       1,907,791
             GMAC Australia Finance
               Limited,
     6,500   9.00%, 5/22/01..............       4,402,284
             Merrill Lynch & Co.
               Australia,
    10,000   7.625%, 3/15/02.............       6,566,718
             Morgan Guaranty Trust,
    10,000   8.00%, 4/18/01..............       6,618,782
             National Australia Bank,
     5,000   8.00%, 4/10/02..............       3,313,207
             Northern Territory
               Authority,
     5,000   10.03%, 8/9/05..............       3,889,972
             Societe Generale Australia,
     5,000   7.75%, 2/19/01..............       3,283,378
             State Bank of New South
               Wales,
     5,000   12.25%, 2/26/01.............       3,588,231
    20,000   11.75%, 8/15/01.............      14,550,622
    28,000   10.75%, 3/12/02.............      20,315,386
    10,000   9.25%, 2/18/03..............       7,140,006
---------------------------------------------------------
Principal
  Amount
  Local
 Currency                                      Value
  (000)              Description               (US$)
---------------------------------------------------------
             State Bank of South
               Australia,
A$  10,000   11.00%, 4/10/02.............  $    7,324,928
                                           --------------
                                              222,583,206
                                           --------------
             Diversified Industrials--0.7%
             Federal Airports
               Corporation,
    15,000   7.00%, 2/16/04..............       9,977,703
                                           --------------
             Semi-Government and Local
               Government--16.6%
             New South Wales Treasury
               Corporation,
    25,000   8.00%, 12/1/01..............      17,041,525
    50,000   12.00%, 12/1/01.............      37,281,991
    10,000   7.00%, 4/1/04...............       6,798,413
     7,000   10.50%, 12/7/04.............       5,428,830
    10,000   10.00%, 6/6/05..............       7,650,671
    50,000   6.50%, 5/1/06...............      32,485,898
    34,000   12.60%, 5/1/06..............      30,682,396
     7,000   9.25%, 6/20/06..............       5,266,905
    55,000   8.00%, 3/1/08...............      40,795,196
             Queensland Treasury
               Corporation,
    25,000   8.00%, 5/14/03..............      17,545,043
    20,000   12.00%, 6/15/05.............      17,253,970
    20,000   8.00%, 9/14/07..............      14,849,371
             South Australia Financing
               Authority,
     5,000   11.25%, 10/23/01............       3,630,748
                                           --------------
                                              236,710,957
                                           --------------
             Supranational Global--6.9%
             Asian Development Bank
    10,000   5.375%, 9/15/03.............       6,271,505
             Eksportfinans,
     4,000   7.00%, 6/28/00..............       2,581,047
             Eurofima,
    58,170   9.875%, 1/17/07.............      46,353,570
             European Bank of
               Reconstruction &
               Development,
    49,000   9.00%, 10/15/02.............      34,813,767
             European Investment Bank,
     3,000   10.25%, 10/1/01.............       2,142,885
             Kingdom of Sweden
     8,287   7.875%, 4/23/07.............       5,904,835
                                           --------------
                                               98,067,609
                                           --------------
             Total long-term Australian
               eurobonds
             (cost US$603,619,229).......     567,339,475
                                           --------------

                                          See Notes to
Financial Statements.
                                       9

---------------------------------------------------------
Principal
  Amount
  Local
 Currency                                      Value
  (000)              Description               (US$)
---------------------------------------------------------
             Corporate Bonds--5.5%
             Asset Backed--0.1%
             FANMAC 22,
A$   1,650   11.40%, 12/15/01............  $    1,170,164
             FANMAC 25,
       396   10.33%, 6/15/02.............         278,764
                                           --------------
                                                1,448,928
                                           --------------
             Floating Rate Notes*--0.7%
             Crusade Trust,
     3,366   5.3433%, 7/10/29............       2,094,686
             Initial Corporate
               Obligation,
     3,000   5.1817%, 9/19/03............       1,905,451
             Puma Management Limited,
    10,000   7.50%, 12/5/28..............       6,423,905
                                           --------------
                                               10,424,042
                                           --------------
             Services--4.7%
             Macquarie Bank Limited,
     1,000   9.75%, 8/1/00...............         671,825
             National Power PLC,
    15,000   8.00%, 2/21/07..............      10,244,152
             Telstra Corporation,
    30,000   12.50%, 11/15/00............      21,474,291
    18,000   11.50%, 10/15/02............      13,733,500
     2,000   7.80%, 7/17/03..............       1,389,120
    21,000   12.00%, 5/15/06.............      18,155,105
     2,000   8.75%, 1/15/20..............       1,701,989
                                           --------------
                                               67,369,982
                                           --------------
             Total Australian corporate
               bonds
             (cost US$83,832,444)........      79,242,952
                                           --------------
             Total Australian long-term
               investments
             (cost US$1,695,220,592).....   1,600,112,000
                                           --------------
             UNITED STATES--3.4%
             Yankee Bonds--3.4%
             Export-Import Bank Korea
US$  3,000   7.125%, 9/20/01.............       2,651,802
    10,000   7.10%, 3/15/07..............       8,535,160
---------------------------------------------------------
Principal
  Amount
  Local
 Currency                                      Value
  (000)              Description               (US$)
---------------------------------------------------------
             Kingdom of Thailand
US$  5,000   7.75%, 4/15/07..............  $    4,403,705
             Korea Development Bank
     3,000   6.625%, 11/21/03............       2,427,858
             Korea Electric Power
     9,000   10.00%, 4/01/01.............       8,656,875
     4,000   7.00%, 10/01/02.............       3,336,764
     7,000   6.375%, 12/01/03............       5,505,535
             Korea Electric Power
               (Registered)
     4,000   10.00%, 4/01/01.............       3,727,200
             PTT Exploration & Production
               (Thailand)
     8,000   7.625%, 10/01/06............       5,370,000
             Republic of Korea
     4,000   8.875%, 4/15/08.............       3,598,752
                                           --------------
             Total Yankee bonds
             (cost US$48,174,270)........      48,213,651
                                           --------------
             Total long-term investments
             (cost US$1,743,394,862).....   1,648,325,651
                                           --------------
             SHORT-TERM INVESTMENTS--25.0%
             AUSTRALIA--23.7%
             Demand Deposits--12.3%
A$  86,619   Banque National de Paris,
               4.60%.....................      53,924,368
   196,453   State Street Call Deposit,
               4.30%.....................     122,301,660
                                           --------------
             Total Australian demand
               deposits
             (cost US$167,365,919).......     176,226,028
                                           --------------
             Government and Semi-Government--6.4%
             Commonwealth of Australia--3.4%
             Commonwealth Bank of
               Australia,
    45,000   12.00%, 7/15/99.............      29,410,663
             Commonwealth of Australia,
    15,000   14.00%, 4/15/99.............       9,723,096
    15,000   12.00%, 7/15/99.............       9,816,507
                                           --------------
                                               48,950,266
                                           --------------
             New South Wales--2.3%
             New South Wales Treasury
               Corporation,
    50,000   11.50%, 7/1/99..............      32,510,177
                                           --------------

                                          See Notes to
Financial Statements.
                                       10

---------------------------------------------------------
Principal
  Amount
  Local
 Currency                                      Value
  (000)              Description               (US$)
---------------------------------------------------------
             Queensland--0.5%
             Queensland Treasury
               Corporation,
A$  10,000   8.00%, 7/14/99..............  $    6,370,210
                                           --------------
             Victoria--0.2%
             Treasury Corporation of
               Victoria
     5,000   10.25%, 9/15/99.............       3,261,041
                                           --------------
             Total short-term Australian
               government and
               semi-government
               (cost US$116,644,555).....      91,091,694
                                           --------------
             Eurobonds--5.0%
             Banking and Finance--1.1%
             Merrill Lynch & Co.
               Australia,
    15,000   7.10%, 3/8/99...............       9,423,506
             Primary Industry Bank of
               Australia,
     5,000   6.75%, 2/25/99..............       3,129,518
             Rural & Industries Bank of
               Western Australia,
     5,000   8.75%, 9/9/99...............       3,215,909
                                           --------------
                                               15,768,933
                                           --------------
             Diversified Industries--0.9%
             Australian National Railway,
     4,000   9.50%, 2/25/99..............       2,524,014
             Federal Airports
               Corporation,
    15,000   10.50%, 7/15/99.............       9,716,634
                                           --------------
                                               12,240,648
                                           --------------
             Semi-Government and Local
               Government--3.0%
             New South Wales Treasury
               Corporation,
    44,000   11.50%, 7/1/99..............      28,596,273
             Province Aples Cotes D'Azur,
    22,000   8.25%, 9/15/99..............      14,085,655
                                           --------------
                                               42,681,928
                                           --------------
---------------------------------------------------------
Principal
  Amount
  Local
 Currency                                      Value
  (000)              Description               (US$)
---------------------------------------------------------
             Total Australian eurobonds
             (cost US$87,458,421)........  $   70,691,509
                                           --------------
             Total Australian short-term
               investments
               (cost US$371,468,895).....     338,009,231
                                           --------------
             NEW ZEALAND--0.5%
NZ$  9,917   State Street Call Account,
               0.25%.....................           5,245
    13,144   Term Deposit, 4.80%.........       6,951,224
                                           --------------
             (cost US$7,085,798).........       6,956,469
                                           --------------
             UNITED STATES--0.8%
US$ 11,676   Repurchase Agreement,
               State Street Bank & Trust
               Co., 5.10%, dated
               10/30/98, due 11/02/98 in
               the amount of $11,680,962
               (cost $11,676,000;
               collateralized by
               $7,310,000 United States
               Treasury Bond, due
               8/15/15; value including
               accrued
               interest-US$11,910,088)...      11,676,000
                                           --------------
             Total short-term investments
             (cost US$390,230,693).......     356,641,700
                                           --------------
             Total Investments--140.4%
             (cost US$2,133,625,555; Note
               3)........................   2,004,967,351
             Other assets in excess of
               liabilities--1.6%.........      23,174,253
             Liquidation value of
               preferred
               stock--(42.0%)............    (600,000,000)
                                           --------------
             Net Assets Applicable to
               Common Shareholders--
               100%......................  $1,428,141,604
                                           --------------
                                           --------------

---------------
* The interest rate reflected for floating rate notes is the rate in effect at
  October 31, 1998.
                                          See Notes to
Financial Statements.
                                       11

----------------------------------------------------------
THE FIRST AUSTRALIA PRIME INCOME
FUND, INC.
Statement of Assets and Liabilities
October 31, 1998
----------------------------------------------------------

Assets
Investments, at value (cost
  $2,133,625,555).....................   $2,004,967,351
Cash..................................          780,715
Deposits received in advance from
  rights offering.....................      365,420,287
Interest receivable...................       44,155,895
Other assets..........................          134,705
                                         --------------
    Total assets......................    2,415,458,953
                                         --------------
Liabilities
Liability for shares subscribed in
  rights offering.....................      365,420,287
Dividends payable-common stock........       11,684,660
Payable for investments purchased.....        4,110,156
Withholding taxes payable.............        2,516,476
Dividends payable-preferred stock.....        1,321,187
Investment management fee payable.....        1,057,821
Accrued expenses and other
  liabilities.........................          996,627
Administration fee payable............          210,135
                                         --------------
    Total liabilities.................      387,317,349
                                         --------------
Total Net Assets......................   $2,028,141,604
                                         --------------
                                         --------------
Total net assets were composed of:
  Common stock:
    Par value ($.01 per share,
      applicable to
      194,744,328 shares).............   $    1,947,443
    Paid-in capital in excess of
    par...............................    1,672,384,757
  Preferred stock ($.01 par value per
    share and
    $25,000 liquidation value per
    share
    applicable to 24,000 shares; Note
    4)................................      600,000,000
                                         --------------
                                          2,274,332,200
  Undistributed net investment
  income..............................        4,605,692
  Accumulated net realized gains on
    investments.......................        3,231,097
  Net unrealized appreciation on
  investments.........................      115,703,458
  Accumulated net realized and
    unrealized foreign exchange
    losses............................     (369,730,843)
                                         --------------
  Total net assets....................   $2,028,141,604
                                         --------------
                                         --------------
  Net assets applicable to common
    shareholders......................   $1,428,141,604
                                         --------------
                                         --------------
Net asset value per common share:
  ($1,428,141,604 / 194,744,328 shares
  of
  common stock issued and
  outstanding)........................            $7.33
                                         --------------
                                         --------------

----------------------------------------------------------
THE FIRST AUSTRALIA PRIME INCOME
FUND, INC.
Statement of Operations
Year Ended October 31, 1998
----------------------------------------------------------

Net Investment Income
Income
  Interest (net of foreign withholding
    taxes of $9,942,192)...............   $ 181,217,772
                                          -------------
Expenses
  Investment management fee............      11,120,471
  Custodian's fees and expenses........       2,700,000
  Administration fee...................       2,446,264
  Auction agent's fees and broker
  commissions..........................       1,670,000
  Consulting fee.......................       1,000,000
  Shareholder relations and
  communications.......................         920,000
  Transfer agent's fees and expenses...         650,000
  Directors' fees and expenses.........         550,000
  Independent accountant's fees and
  expenses.............................         230,000
  Legal fees and expenses..............         200,000
  Insurance expense....................         152,000
  Miscellaneous........................          58,149
                                          -------------
  Total operating expenses.............      21,696,884
                                          -------------
Net investment income before excise
  tax..................................     159,520,888
  Excise tax...........................        (190,668)
                                          -------------
Net investment income..................     159,330,220
                                          -------------
Realized and Unrealized
Gains (Losses) on Investments
and Foreign Currencies
Net realized gains on investment
  transactions.........................      38,070,936
Net change in unrealized appreciation
  on investments.......................     (44,145,814)
                                          -------------
Net loss on investments................      (6,074,878)
                                          -------------
Net increase in total net assets from
  operations before net foreign
  exchange losses......................     153,255,342
Net realized and unrealized foreign
  exchange losses......................    (275,093,837)
                                          -------------
Net Decrease In Total Net Assets
Resulting From Operations..............   $(121,838,495)
                                          -------------
                                          -------------

                                          See Notes to
Financial Statements.
                                       12

----------------------------------------------------------
THE FIRST AUSTRALIA PRIME INCOME
FUND, INC.
Statement of Cash Flows
Year Ended October 31, 1998
----------------------------------------------------------

Increase (Decrease) in Cash
(Including Foreign Currency)
Cash flows used for operating
activities
  Interest received (net of foreign
    withholding taxes)...............   $   190,240,177
  Expenses paid......................       (22,043,148)
  Proceeds from sales of short-term
    portfolio investments, net.......        17,974,847
  Purchases of long-term portfolio
  investments........................    (1,232,085,550)
  Proceeds from sales of long-term
    portfolio
    investments......................     1,393,186,354
  Other..............................            24,876
                                        ---------------
    Net cash provided from operating
    activities.......................       347,297,556
                                        ---------------
Cash flows provided from financing
activities
  Dividends and distributions paid to
    preferred shareholders...........       (32,676,183)
  Dividends and distributions paid to
    common
    shareholders.....................      (140,212,518)
                                        ---------------
    Net cash used for financing
    activities.......................      (172,888,701)
                                        ---------------
Effect of changes in exchange rate...      (174,268,483)
                                        ---------------
Net decrease in cash.................           140,372
  Cash at beginning of year..........           640,343
                                        ---------------
  Cash at end of year................   $       780,715
                                        ---------------
                                        ---------------
Reconciliation of Net Decrease in Total
Net Assets from Operations to Net Cash
(Including Foreign Currency) Provided
From Operating Activities
Net decrease in total net assets
  resulting from
  operations.........................   $  (121,838,495)
                                        ---------------
  Decrease in investments............       202,388,576
  Net realized gain on investment
  transactions.......................       (38,070,936)
  Net change in unrealized
    appreciation on
    investments......................        44,145,814
  Net realized and unrealized foreign
    exchange losses..................       275,093,837
  Decrease in interest receivable....         9,547,455
  Net decrease in other assets.......            24,876
  Decrease in payable for investments
    purchased........................       (23,312,925)
  Increase in accrued expenses and
    other liabilities................          (680,646)
                                        ---------------
    Total adjustments................       469,136,051
                                        ---------------
Net cash provided from operating
activities...........................   $   347,297,556
                                        ---------------
                                        ---------------

----------------------------------------------------------
THE FIRST AUSTRALIA PRIME INCOME
FUND, INC.
Statement of Changes
in Net Assets
----------------------------------------------------------

Increase (Decrease)            Year Ended October 31,
in Total Net Assets             1998             1997
Operations
  Net investment income... $  159,330,220   $  169,586,462
  Net realized gains on
    investment
    transactions..........     38,070,936        9,798,919
  Net change in unrealized
    appreciation
    (depreciation) on
    investments...........    (44,145,814)      76,842,257
                           --------------   --------------
  Net increase in total
    net assets resulting
    from operations before
    net foreign exchange
    losses................    153,255,342      256,227,638
  Net realized and
    unrealized foreign
    exchange losses.......   (275,093,837)    (274,306,145)
                           --------------   --------------
Net decrease in total net
  assets resulting from
  operations..............   (121,838,495)     (18,078,507)
                           --------------   --------------
Dividends to shareholders
  from net investment
  income
  Common shares...........    (99,121,808)    (159,569,671)
  Preferred shares........    (32,832,845)     (32,946,291)
                           --------------   --------------
                             (131,954,653)    (192,515,962)
                           --------------   --------------
Distributions to
  shareholders from net
  realized capital gains
  Common shares...........    (41,090,710)              --
  Preferred shares........             --               --
                           --------------   --------------
                              (41,090,710)              --
                           --------------   --------------
  Net asset value of
    shares issued to
    shareholders in
    reinvestment of
    dividends and
    distributions and in
    connection with
    dividends paid in
    stock.................             --        1,725,751
                           --------------   --------------
Total decrease............   (294,883,858)    (208,868,718)
Total Net Assets
Beginning of year.........  2,323,025,462    2,531,894,180
                           --------------   --------------
End of year(a)............ $2,028,141,604   $2,323,025,462
                           --------------   --------------
                           --------------   --------------
(a) Including
    undistributed net
    investment income
    of.................... $    4,605,692   $      796,639
                           --------------   --------------

                                          See Notes to
Financial Statements.
                                       13

----------------------------------------------------------
THE FIRST AUSTRALIA PRIME INCOME FUND, INC.
Notes to Financial Statements
----------------------------------------------------------
   The First Australia Prime Income Fund, Inc. (the 'Fund') was incorporated in
Maryland on March 14, 1986 as a closed-end, nondiversified management investment company. The Fund's investment objective is current income through investment primarily in Australian debt securities. The Fund may also achieve incidental capital appreciation. It is expected that normally at least 65% of the Fund's total assets will be invested in Australian dollar denominated debt securities of Australian banks and federal and state governmental and corporate entities.
To achieve its investment objective, the Fund may invest the remainder of its assets in debt securities of comparable quality which are denominated in
Australian or New Zealand dollars of other issuers, whether or not domiciled in
Australia or New Zealand, and in U.S. Government securities and corporate and bank debt securities of U.S. issuers rated Aa or Prime-2 or better by Moody's
Investors Service, Inc. ('Moody's') or AA or A-2 or better by Standard & Poor's
Corporation ('S&P'). It is the Fund's policy to limit its investments, as to 65% of its total assets, to issuers of debt securities rated AA or better by
S&P-Australian Ratings Pty. Ltd. or S&P or Aa or better by Moody's or which, in the judgement of the Investment Manager, are of equivalent quality. The remainder of the Fund's investments will be rated A by those rating agencies or, if unrated, will in the Investment Manager's judgement be of equivalent quality.
The ability of issuers of debt securities, including foreign currency balances on deposit with the Fund's Australian and New Zealand subcustodian banks, held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region. At the annual meeting of shareholders on May 14, 1998, shareholders voted and approved a series of related proposals to amend the Fund's investment policies and restrictions to allow the Fund to invest a portion of its assets in Asian debt securities (see
Note 6).

Note 1. Accounting            The following is a summary of
Policies                      significant accounting
policies
                              followed by the Fund in the
preparation of its
financial statements.

Basis of Presentation: The financial statements of the Fund are prepared in accordance with United States generally accepted accounting principles using the
United States dollar as both the functional and reporting currency.

Security Valuation: Investments are stated at value.
Investments for which
market quotations are readily available are valued based on prices provided by a pricing service or the lower of the quotations from two leading Australian or
New Zealand brokers in the debt securities market, in the event that a price cannot be obtained by the pricing service. Securities for which market quotations are not readily available are valued at fair value using methods determined in good faith by or under the direction of the Fund's Board of
Directors.

   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

   In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the
Fund may be delayed or limited.

Foreign Currency Translation: Australian dollar ('A$') and
New Zealand dollar
('NZ$') amounts are translated into United States dollars on the following basis:
      (i) market value of investment securities, other assets and liabilities at the exchange rates at the end of the reporting periods;
      (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

   The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at October 31, 1998.
Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting periods.

   Net realized and unrealized foreign exchange losses of $275,093,837 include realized foreign exchange gains and losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated net realized and unrealized foreign exchange losses shown in the composition of net assets at
October 31, 1998 represent foreign exchange losses for book purposes that have not yet been recognized for tax purposes.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the
U.S. dollar.

   The exchange rate at October 31, 1998 was US$.6249 to A$1.00 for the
Australian dollar and US$.5295 to NZ$1.00 for the New
Zealand dollar.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis.
Interest income is recorded on an accrual basis. Discounts on short-term securities are accreted over the life of the security.
Discounts on long-term
securities are recognized upon disposition. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Actual results could differ from those estimates.

Dividends and Distributions: It is the Fund's current policy to pay dividends from net investment income supplemented by net realized foreign exchange gains and net realized short-term capital gains if necessary, on a monthly basis. The
Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued on a weekly basis and are determined as described in
Note 4.

   Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount.

Taxes: For federal income and excise tax purposes, substantially all of the
Fund's transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of Australian dollars into United States dollars or transactions in New Zealand dollars are recognized for tax purposes.

   No provision has been made for United States income taxes because it is the
Fund's policy to continue to meet the requirements of the United States Internal
Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Provision has been made for United States excise taxes relating to the prior fiscal year. Australia and New Zealand impose a withholding tax of 10% on most interest and discount earned.

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net
Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency and excludes deposits received in advance from the rights offering.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure, and Financial Statement
Presentation of Income,
Capital Gain, and Return of Capital Distributions by Investment Companies. To reflect reclassifications arising from permanent book/tax differences for the fiscal year ended October 31, 1998, the Fund decreased undistributed net investment income by $23,566,514, decreased accumulated net realized gains on investments by $2,958,262, increased accumulated net realized foreign exchange gains by $26,715,444 and decreased paid in capital in excess of par by $190,668.
Net realized gains and net assets were not affected by this change.

Note 2. Agreements            The Fund has agreements
                              with EquitiLink International
Management Limited
(the 'Investment Manager'), EquitiLink Australia Limited
(the 'Investment
Adviser') and Prudential Investments Fund Management, LLC.
(the
'Administrator'). The Investment Manager and the Investment
Adviser are
affiliated companies.

   The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates:
0.65% of the Fund's
average weekly total net assets of common and preferred shareholders up to $200 million, 0.60% of such assets between $200 million and

$500 million, 0.55% of such assets between $500 million and $900 million, 0.50%
of such assets between $900 million and $1,750 million and 0.45% of such assets in excess of $1,750 million.

   The Investment Manager pays fees to the Investment
Adviser for services
rendered. The Investment Manager informed the Fund that it paid $4,771,381 to the Investment Adviser during the fiscal year ended October
31, 1998.

   The administration agreement provides the Administrator with a fee at the annual rate of 0.15% of the Fund's average weekly total net assets of common and preferred shareholders up to $900 million, 0.10% of such assets between $900 million and $1,750 million and 0.07% of such assets in excess of $1,750 million.
During the year, the Administrator remitted $240,000 to Professional Consulting
Services Limited for administrative services provided.

Note 3. Portfolio             Purchases and sales of invest-
                              ment securities, other than
Securities
                              short-term investments, for
the fiscal year ended
October 31, 1998 aggregated $1,208,772,625 and
$1,244,969,851, respectively.

   The United States federal income tax basis of the Fund's investments at
October 31, 1998 was $1,890,557,417 and accordingly, net unrealized appreciation for United States federal income tax purposes was $114,409,934 (gross unrealized appreciation--$126,109,940; gross unrealized depreciation--
$11,700,006).

Note 4. Capital               There are 400 million shares
                              of common stock authorized. Of
the 194,744,328
common shares outstanding at October 31, 1998, the Investment Manager owned
60,345 shares.

   In connection with a rights offering, shareholders of record on September 25,
1998 were issued one-third of a nontransferable right for each full share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every whole right held at a subscription price equal to a 5% discount from the lesser of net asset value on the expiration date
(October 22, 1998) or the average market value on that date and the four business days preceding the expiration date. On November 2, 1998 the Fund issued
71,991,921 shares of common stock at $5.30 per share and estimated rights offering costs of $1,828,500 ($.01 per share) and brokerage and dealer-manager commissions of $14,308,394 ($.02 per share) were charged to paid-in capital of the common shareholders resulting in net proceeds to the Fund of $365,420,287.
The net asset value per share of the Fund's common shareholders was reduced by approximately $.61 per share as a result of this share issuance. Prudential
Securities Incorporated, an affiliate of the Administrator, earned approximately
$4,100,000 of the aforementioned commissions with respect to its participation in the rights offering. At October 31, 1998, the deposits of the rights offering were maintained in a segregated account and were restricted as to use by the
Fund until the issuance of new shares by the Fund on November 2, 1998.

   During the fiscal years ended October 31, 1998 and 1997 the Fund issued zero and 184,572 shares, respectively in connection with the reinvestment of dividends and distributions paid to shareholders enrolled in the dividend reinvestment plan.

   The Preferred Stock shareholders have rights as determined by the Board of
Directors. The 24,000 shares of Auction Market Preferred
Stock ('Preferred
Stock') outstanding consist of nine series as follows:
Series A--3,000 shares,
Series B--3,000 shares, Series C--2,000 shares, Series D--
4,000 shares, Series
E--2,000 shares, Series F--2,000 shares, Series G--3,000
shares, Series H--2,500
shares and Series I--2,500 shares.

   Dividends on each series of Preferred Stock are cumulative at a rate established at the initial public offering and are typically reset every 28 days for Series A through D and every seven days for Series E through I based on the results of an auction. Dividend rates ranged from 4.50% to 6.00% during the fiscal year ended October 31, 1998. Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding
Preferred Stock would be less than 200%.

   The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at liquidation value plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at liquidation value plus any accumulated but unpaid dividends if certain requirements relating to the composition of the assets and liabilities of the
Fund as set forth in the Articles of Incorporation are not satisfied.

   The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Fund's directors.

Note 5. Dividends             On November 16, 1998 and
And Distributions             December 15, 1998 the Board
                              of Directors of the Fund
declared distributions
from ordinary income of $.06 per common share payable on December 11, 1998 and
January 15, 1999 to shareholders of record on November 30, 1998 and December 31,
1998, respectively.

   Subsequent to October 31, 1998, dividends and distributions declared and paid on Preferred Stock totalled approximately $4,187,185 for the nine outstanding preferred share series in the aggregate through December 15, 1998.

Note 6. Amendments            At the annual meeting of
to Investment                 shareholders held on May 14,
Policies                      1998, shareholders approved
                              amendments that allow the Fund
to invest up to 35%
of its total assets in (1) debt securities of Asian country issuers, including securities issued by Asian country governmental entities, as well as by banks, companies and other entities which are located in Asian countries, whether or not denominated in an Asian country currency, (2) in debt securities of other issuers, denominated in, or linked to, the currency of an Asian country, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate or substitute for, the currency of an
Asian country, (3) in debt securities which are denominated in New Zealand dollars of issuers, whether or not domiciled in New Zealand, and (4) in U.S.
debt securities. The maximum country exposure to any one Asian country currency is limited to 15% of the Fund's total assets and the maximum currency exposure to any one Asian country currency is limited to 10% of the Fund's total assets.

   Shareholders approved amendments that would allow the
Fund to invest up to
35% of its assets in Asian debt securities for which there
is no established
relevant market. Shareholders also approved amendments to
allow the Fund to
invest up to 15% of its total assets in Asian debt
securities rated below
investment grade. In addition, shareholders approved
amendments to the Fund's
investment restrictions to allow the Fund to use derivatives and be able to
purchase any mortgage backed securities.
                                       17

------------------------------------------------------------
--------------------
THE FIRST AUSTRALIA PRIME INCOME FUND, INC.
Financial Highlights
------------------------------------------------------------
--------------------

Years Ended October 31,
                                                    --------
------------------------------------------------------------
--
PER SHARE OPERATING PERFORMANCE:                      1998*
1997*          1996*          1995*           1994
                                                    --------
--     ----------     ----------     ----------     --------
--
Net asset value per common share, beginning of
  year...........................................   $
8.85     $     9.93     $     9.36     $     8.82     $
10.09
                                                    --------
--     ----------     ----------     ----------     --------
--
Net investment income............................
 .82            .87            .87            .93
1.01
Net realized and unrealized gain (loss) on
  investments and foreign currencies.............
(1.45)          (.96)          1.13           1.16
(1.03)
                                                    --------
--     ----------     ----------     ----------     --------
--
  Total from investment operations...............
(.63)          (.09)          2.00           2.09
(.02)
                                                    --------
--     ----------     ----------     ----------     --------
--
Dividends from net investment income to preferred
  shareholders...................................
(.17)          (.17)          (.14)          (.17)
(.12)
Dividends from net investment income to common
  shareholders...................................
(.51)          (.82)          (.83)          (.83)
(.84)
Distributions from net capital and currency gains
  to preferred shareholders......................
--             --           (.02)          (.01)
(.01)
Distributions from net capital and currency gains
  to common shareholders.........................
(.21)            --           (.03)          (.15)
(.17)
                                                    --------
--     ----------     ----------     ----------     --------
--
  Total dividends and distributions..............
(.89)          (.99)         (1.02)         (1.16)
(1.14)
                                                    --------
--     ----------     ----------     ----------     --------
--
Capital charge in respect to issuance of
  shares.........................................
--             --           (.41)          (.39)
(.11)
                                                    --------
--     ----------     ----------     ----------     --------
--
Net asset value per common share, end of year....   $
7.33     $     8.85     $     9.93     $     9.36     $
8.82
                                                    --------
--     ----------     ----------     ----------     --------
--
                                                    --------
--     ----------     ----------     ----------     --------
--
Market price per common share, end of year.......   $
5.625     $    8.125     $     8.94     $     9.31     $
9.56
                                                    --------
--     ----------     ----------     ----------     --------
--
                                                    --------
--     ----------     ----------     ----------     --------
--
TOTAL INVESTMENT RETURN BASED OND:
Market value.....................................
(23.19)%        (0.42)%         5.59%          8.78%
3.32%
Net asset value..................................
(8.10)%        (2.37)%        16.73%         18.54%
(3.19)%
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS/SUPPLEMENTAL DATAPound:
ExpensesDD.......................................
1.47%          1.25%          1.29%          1.47%
1.41%
Net investment income before preferred stock
  dividends......................................
10.72%          9.17%          9.16%         10.83%
10.68%
Preferred stock dividends........................
2.21%          1.78%          1.45%          1.87%
1.20%
Net investment income available to common
  shareholders...................................
8.51%          7.39%          7.71%          8.96%
9.48%
Portfolio turnover rate..........................
61%            85%            63%            50%
34%
Net assets of common shareholders, end of year
  (000 omitted)..................................
$1,428,142     $1,723,025     $1,931,894     $1,452,205
$1,088,631
Average net assets of common shareholders (000
  omitted).......................................
$1,485,690     $1,848,378     $1,627,916     $1,201,383
$1,174,394
Senior securities (preferred stock) outstanding
  (000 omitted)..................................   $
600,000     $  600,000     $  600,000     $  475,000     $
400,000
Asset coverage of preferred stock at year-end....
338%           387%           422%           406%
372%

---------------
     * Calculated based upon weighted average shares
outstanding during the year.
     D Total investment return is calculated assuming a
purchase of common stock on the first day and a sale
       on the last day of each year reported. Dividends and
distributions are assumed, for purposes of this
       calculation, to be reinvested at prices obtained
under the Fund's dividend reinvestment plan. Total
       investment return does not reflect brokerage
commissions.
    DD Includes expenses of both preferred and common stock.
 Pound Ratios calculated on the basis of income, expenses
and preferred share dividends applicable to both the
       common and preferred shares relative to the average
net assets of common shareholders. Expense ratios
       relative to the average net assets of common and
preferred shareholders are 1.05%, .95%, .94%, 1.05%
       and 1.05%, respectively.
 NOTE: Contained above is operating performance for a share
of common stock outstanding, total investment
       return, ratios to average net assets of common
shareholders and other supplemental data for each of the
       years indicated. This information has been determined
based upon financial information provided in the
       financial statements and market value data for the
Fund's common shares.

See Notes to Financial Statements.
                                       18

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The First Australia Prime Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The First Australia Prime
Income Fund, Inc. (the 'Fund') at October 31, 1998, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 15, 1998
                                       19

                            FEDERAL TAX INFORMATION:
                     DIVIDENDS AND DISTRIBUTIONS (Unaudited)

   As required by Internal Revenue Code regulations, we are to advise you within
60 days of the Fund's fiscal year end (October 31, 1998) as to the tax status of dividends, distributions and foreign tax credits paid by the Fund during the fiscal year. During fiscal year 1998, the Fund paid dividends from net investment income. These dividends do not qualify for the 70% dividends received deduction for corporations. The Fund also paid distributions from long-term capital gains which are taxable as such.

   The Fund has elected to give the benefit of foreign tax credits to its shareholders in the amount designated below on a per share basis. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction, in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than to take a deduction.
The following table allocates the dividends and distributions paid by their sources:

Net

Dividends

Foreign            and
                                                       Gross
Taxes        Distributions
                Common Shares                         Amount
Paid             Paid
                --------------------------------------------
------------------------------------
                Ordinary Income:
                  Australia                          $
 .5335       $ .0470         $   .4865
                  United States
 .0058            --             .0058
                  New Zealand
 .0169            --             .0169
                Capital Gains:
                  ShortTerm
 .1158            --             .1158
                  LongTerm
 .0950            --             .0950
                                                     -------
--       -------       -------------
                                                     $
 .7670       $ .0470         $   .7200
                                                     -------
--       -------       -------------
                                                     -------
--       -------       -------------

                Preferred Shares
                --------------------------------------------
------------------------------------
                Series A:
                Ordinary Income:
                  Australia
$1,441.24       $101.50         $1,339.74
                  United States
11.08            --             11.08
                  New Zealand
32.48            --             32.48
                Capital Gains:
--            --                --
                                                     -------
--       -------       -------------

$1,484.80       $101.50         $1,383.30
                                                     -------
--       -------       -------------
                                                     -------
--       -------       -------------
                Series B:
                Ordinary Income:
                  Australia
$1,417.64       $ 99.84         $1,317.80
                  United States
10.90            --             10.90
                  New Zealand
31.95            --             31.95
                Capital Gains:
--            --                --
                                                     -------
--       -------       -------------

$1,460.49       $ 99.84         $1,360.65
                                                     -------
--       -------       -------------
                                                     -------
--       -------       -------------
                Series C:
                Ordinary Income:
                  Australia
$1,423.64       $100.26         $1,323.38
                  United States
10.95            --             10.95
                  New Zealand
32.09            --             32.09
                Capital Gains:
--            --                --
                                                     -------
--       -------       -------------

$1,466.68       $100.26         $1,366.42
                                                     -------
--       -------       -------------
                                                     -------
--       -------       -------------
                Series D:
                Ordinary Income:
                  Australia
$1,446.58       $101.88         $1,344.70
                  United States
11.12            --             11.12
                  New Zealand
32.60            --             32.60
                Capital Gains:
--            --                --
                                                     -------
--       -------       -------------

$1,490.30       $101.88         $1,388.42
                                                     -------
--       -------       -------------
                                                     -------
--       -------       -------------


Net

Dividends

Foreign            and
                                                 Gross
Taxes        Distributions
                Common Shares                   Amount
Paid             Paid
                --------------------------------------------
------------------------------
                Series E:
                Ordinary Income:
                  Australia                    $1,397.89
$ 98.45         $1,299.44
                  United States                    10.75
--             10.75
                  New Zealand                      31.51
--             31.51
                Capital Gains:                        --
--                --
                                               ---------
-------       -------------
                                               $1,440.15
$ 98.45         $1,341.70
                                               ---------
-------       -------------
                                               ---------
-------       -------------
                Series F:
                Ordinary Income:
                  Australia                    $1,392.31
$ 80.35         $1,311.96
                  United States                     6.11
--              6.11
                  New Zealand                      30.81
--             30.81
                Capital Gains:                        --
--                --
                                               ---------
-------       -------------
                                               $1,429.23
$ 80.35         $1,348.88
                                               ---------
-------       -------------
                                               ---------
-------       -------------
                Series G:
                Ordinary Income:
                  Australia                    $1,419.56
$ 99.97         $1,319.59
                  United States                    10.92
--             10.92
                  New Zealand                      32.00
--             32.00
                Capital Gains:                        --
--                --
                                               ---------
-------       -------------
                                               $1,462.48
$ 99.97         $1,362.51
                                               ---------
-------       -------------
                                               ---------
-------       -------------
                Series H:
                Ordinary Income:
                  Australia                    $1,416.78
$ 99.78         $1,317.00
                  United States                    10.90
--             10.90
                  New Zealand                      31.93
--             31.93
                Capital Gains:                        --
--                --
                                               ---------
-------       -------------
                                               $1,459.61
$ 99.78         $1,359.83
                                               ---------
-------       -------------
                                               ---------
-------       -------------
                Series I:
                Ordinary Income:
                  Australia                    $1,432.24
$100.87         $1,331.37
                  United States                    11.01
--             11.01
                  New Zealand                      32.28
--             32.28
                Capital Gains:                        --
--                --
                                               ---------
-------       -------------
                                               $1,475.53
$100.87         $1,374.66
                                               ---------
-------       -------------
                                               ---------
-------       -------------

   Although the Fund has made the election required to make
this foreign tax
credit or deduction available to you, the amount of
allowable tax credit is
subject to Section 904 of the Internal Revenue Code.
Shareholders are advised to
consult their own tax advisers with respect to the tax
consequences of their
investment in the Fund.
   In January 1999 shareholders will receive Form 1099-DIV,
or substitute
1099-DIV, which will reflect the amount of dividends and
distributions and
foreign taxes to be used by calendar year taxpayers on their
1998 federal income
tax returns.
                                       21

                          OTHER INFORMATION (Unaudited)

   Dividend Reinvestment and Cash Purchase Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in
Fund shares pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan
(the Plan). Generally, shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.

   State Street Bank & Trust Co. (the Plan Agent) serves as agent for the shareholders in administering the Plan. Dividends and capital gains distributions payable to Plan participants will be promptly invested. If the
Fund declares an income dividend or capital gains distribution payable in stock to shareholders who are not Plan participants, then Plan participants will receive that dividend or distribution in newly issued shares on identical terms and conditions.

   In every other case Plan participants will receive shares on the following basis: If the market price of the Fund's common stock plus any brokerage commission is equal to or exceeds net asset value, Plan participants will receive newly issued shares valued at the greater of net asset value or 95% of current market price. If, on the other hand, the net asset value plus any brokerage commission exceeds the market price, the Plan Agent will buy shares in the open market. If the market price plus any applicable brokerage commission exceeds net asset value before the Plan Agent has completed its purchases, the
Fund will issue new shares to complete the program. All reinvestments are in full and fractional shares carried to three decimal places.

   There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The
Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends and distributions.

   The Plan also allows participants to make optional cash investments of at least $100 in Fund shares as frequently as monthly through the Plan Agent on the open market. Participants must pay a service fee of $0.75 for each investment and a pro rata share of the brokerage commissions.

   The Fund reserves the right to amend or terminate the Plan either in full or partially upon 90 days' written or telephone notice to shareholders of the Fund.

   Participants in the Plan may withdraw some or all of their shares from the
Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares. In the alternative, by giving proper notice to the Plan Agent, participants may receive cash in lieu of shares in an amount which is reduced by brokerage commissions in connection with the sale of shares and a $2.50 service fee.

   All correspondence concerning the Plan should be directed to the Plan Agent,
State Street Bank & Trust Company, P.O. Box 8200, Boston, MA
02266-8200.
Year 2000 Compliance Disclosure

   Many computer systems and other electronically controlled equipment used by companies and other business organizations throughout the world express dates using only the last two digits of the year, and thus will require modification or replacement to accommodate the Year 2000 and beyond in order to avoid malfunctions and consequential widespread commercial disruption.

   The Fund could be adversely affected if the computer systems and equipment used by its service providers or the companies in which it invests, or other organizations with which any of them deal, do not properly address this problem before January 1, 2000. The Investment Manager and the Investment Adviser have taken steps that they believe are reasonably designed to address that the computer systems and equipment it uses are adequate to deal with Year 2000 issues and to seek the same of its suppliers and the Fund's other service providers. As of the date of this report, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Directors
Anthony E. Aaronson
Sir Roden Cutler
David Lindsay Elsum
Rt. Hon. Malcolm Fraser
Laurence S. Freedman, Chairman
Michael R. Horsburgh
Harry A. Jacobs, Jr.
Howard A. Knight
David Manor
Neville J. Miles
William J. Potter
Peter D. Sacks
John T. Sheehy
Brian M. Sherman
Marvin Yontef

Officers
Brian M. Sherman, President
Laurence S. Freedman, Vice President
Ouma Sananikone-Fletcher, Assistant Vice President
  and Chief Investment Officer
David Manor, Treasurer
Roy M. Randall, Secretary
Barry G. Sechos, Assistant Treasurer
Kenneth T. Kozlowski, Assistant Treasurer
Allan S. Mostoff, Assistant Secretary
Margaret A. Bancroft, Assistant Secretary

This report, including the financial statements herein, is transmitted to the shareholders of The First Australia Prime Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person.

Notice is hereby given in accordance with Section 23(c) of the Investment
Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

------------------------------------------------------------
-------
            Investment Manager
            EquitiLink International Management Limited
            Union House, Union Street
            St. Helier, Jersey, Channel Islands

            Investment Adviser
            EquitiLink Australia Limited
            190 George Street
            Sydney, NSW 2000, Australia

            Administrator
            Prudential Investments Fund Management LLC
            Gateway Center Three
            100 Mulberry Street
            Newark, NJ 07102-4077

            Custodian and Transfer Agent
            State Street Bank and Trust Company
            One Heritage Drive
            North Quincy, MA 02171

            Auction Agent
            The Chase Manhattan Bank
            450 West 33rd Street
            New York, New York 10001

            Independent Accountants
            PricewaterhouseCoopers LLP
            1177 Avenue of the Americas
            New York, New York 10036

            Legal Counsel
            Dechert Price & Rhoads
            1500 K Street N.W.
            Washington, D.C. 20005
            Stikeman, Elliot
            Level 32, Chifley Tower
            2 Chifley Square
            Sydney, NSW 2000, Australia
                               Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                  for information call toll-free (800) 362-
3277
                              collect (973) 367-7403
                   or for information regarding net asset
value
                                  (800) 451-6788

        The common shares of The First Australia Prime
Income Fund, Inc. are
      traded on the American Stock Exchange and on the Pacific Stock
      Exchange under the symbol 'FAX'. Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

        For a weekly update of the Fund's net asset value and share price, or to receive more information on the Fund, call toll-free:

                                    1-800-323-9995

      318653102